UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

MARCH 31, 2007

Legg Mason Partners Financial Services Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Financial Services Fund

Annual Report  •  March 31, 2007

What’s

Inside

Fund Objective*

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund invests at least 80% of its net assets in equity securities of issuers in the financial service industry. These companies may include, but are not limited to: regional and money center banks, securities brokerage firms, asset management companies, savings banks and tariff institutions, specialty finance companies (e.g. credit card and mortgage providers), insurance and insurance brokerage firms, financial conglomerates and government sponsored agencies, such as the Government National Association.

*	Since the Fund focuses its investments on companies involved in financial services, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy expanded at a moderate pace during the 12-month reporting period. After expanding 2.6% in the second quarter of 2006, gross domestic product (“GDP”)i increased 2.0% in the third quarter and 2.5% in the fourth quarter. The advance estimate for first quarter 2007 GDP growth was 1.3%. While consumer spending has remained fairly solid, the cooling housing market continued to negatively impact the economy.

After increasing the federal funds rateii to 5.25% in June 2006—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii has held rates steady at its last six meetings. In its statement accompanying the March 2007 meeting, the Fed stated, “Recent indicators have been mixed and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters.” “…The Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

Despite increased volatility, the stock market posted solid results during the 12-month reporting period. After treading water during the first half of 2006, stocks rallied through the end of the year. So far, 2007 has been moving on a positive note, as the S&P 500 Indexiv hit a six-year high in January. Stock prices rose on the back of optimism for continued solid corporate profits and hopes for a soft economic landing. The stock market’s ascent continued during much of February 2007, before a sharp decline at the end of the month. This was, in part, triggered by an 8.8% fall in China’s stock market on February 28th, its worst one day performance in 10 years. The repercussions of this decline were widespread, as stock markets around the world also declined. In March 2007, the U.S. market rose modestly, although it continued to fluctuate as investors reacted to

Legg Mason Partners Financial Services Fund         I

incoming economic data. All told, the S&P 500 Index returned 11.82% during the 12 months ended March 31, 2007.

Looking at the U.S. equity markets more closely, large-cap stocks outperformed their mid- and small-cap counterparts, with the Russell 1000v, Russell Midcapvi, and Russell 2000vii Indexes returning 11.84%, 11.79%, and 5.91%, respectively. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 16.22% and 6.53%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

The Board of Directors and shareholders of the Fund approved Barrett Associates, Inc. (“Barrett”) as the new subadviser for the Fund effective March 16, 2007. Barrett is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

Barrett was founded in 1937, and since February 2001 has been a subsidiary of Legg Mason. Barrett manages approximately $2 billion of client assets, of which approximately $1.7 billion is invested in equity securities. Barrett uses a team approach for security selection and decision making. Amy LaGuardia serves as the Fund’s portfolio manager. Ms. LaGuardia joined Barrett in May 2003 as Senior Vice President. Prior to joining Barrett, Ms. LaGuardia was Senior Vice President and Director of Research at Gray, Seifert & Co., Inc., a company founded in 1980 and purchased by Legg Mason in 1994, where she had worked since 1982.

In a reorganization on March 16, 2007, the Fund acquired the assets and liabilities of Legg Mason Financial Services Fund (the “Predecessor Fund”). The Fund adopted the performance and financial history and various investment policies of this Predecessor Fund. The new subadviser is managing the Fund according to the following investment policies and strategies. At least 80% of the Fund’s net assets

II         Legg Mason Partners Financial Services Fund

are invested in equity securities of issuers of the financial services industry. The Fund may invest its assets in securities of foreign financial services companies (limited to 25% of total assets, not including American Depositary Receipts). Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and rating services, internet services and business services.

The Fund invests primarily in equity securities of financial services issuers that the subadviser believes are undervalued and thus may offer above-average potential for capital appreciation. In deciding what securities to buy, the subadviser analyzes an issuer’s financial statements to determine earnings per share potential. It also reviews, as appropriate, the economy where the issuer does business, the products offered, its potential to benefit from industry changes and the strength and goals of management. The subadviser typically will sell a security in the Fund’s portfolio if that security experiences earnings problems.

In connection with the strategy changes outlined above, the Fund’s primary benchmark changed from the Russell 3000 Indexx to the S&P 500 Index. In addition, the Fund’s secondary benchmark changed from the Goldman Sachs Financial Indexxi to the S&P Financial Indexxii. Many of the principal risks of investing in the Fund are substantially the same under the Fund’s new policies and strategies. For more information, please consult the Fund’s current prospectus.

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective as of the close of business, April 13, 2007:

•	Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been

Legg Mason Partners Financial Services Fund         III

redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•

New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into two Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•

Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

IV         Legg Mason Partners Financial Services Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
[x]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.
xi	The Goldman Sachs Financial Index is an unmanaged market-value weighted index comprised of companies in the banking services, brokerage, asset management, insurance and real estate industries.
xii	The S&P Financial Index is a capitalization–weighted index representing nine financial groups and 53 financial companies, calculated monthly with dividends reinvested at month end.

Legg Mason Partners Financial Services Fund         V

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. The 12 months just ended turned out much stronger than most investors expected at the beginning of the period. The combination of reasonable valuations, continued strong earnings gains, heavy share buybacks, robust merger activity and low interest rates across the globe provided the backdrop for the stock market rally. In addition, the Federal Reserve Board (“Fed”)i ceased raising short-term interest rates and oil prices quit making new highs once hurricane season came and left without a problem. All financial services sub-sectors (except consumer finance) participated in the up-market, but to varying degrees. The two best performing sectors were Real Estate Investment Trusts and Investment Banking and Brokerage.

Performance Review

For the 12 months ended March 31, 2007, Class A shares of Legg Mason Partners Financial Services Fund, excluding sales charges, returned 6.42%. These shares underperformed the Lipper Financial Services Funds Category Average1 which increased 8.96%. In comparison, the Fund’s unmanaged benchmarks, the S&P 500 Indexii and the S&P Financial Indexiii, returned 11.82% and 12.16%, respectively. The Fund’s former unmanaged benchmarks, the Russell 3000 Indexiv and the Goldman Sachs Financial Indexv, returned 11.28% and 12.54%, respectively, for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 116 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Financial Services Fund 2007 Annual Report         1

Performance Snapshot as of March 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Financial Services Fund — Class A Shares	2.80%	6.42%

S&P 500 Index	7.38%	11.82%

S&P Financial index	4.00%	12.16%

Russell 3000 Index	8.49%	11.28%

Goldman Sachs Financial Index	5.35%	12.54%

Lipper Financial Services Funds Category Average	4.81%	8.96%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Inception date for Class A and C shares is November 16, 1998, which is the inception date of the Legg Mason Financial Services Fund (the “Predecessor Fund”). The Fund acquired the assets and liabilities of the Predecessor Fund in a reorganization on March 16, 2007. The Predecessor Fund’s performance and financial history have been adopted by the Fund and will be used going forward. As a result, the performance for Class A shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Financial Intermediary Class and the performance for Class C shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Primary Class, both of which have not been restated to reflect any differences in expenses.
Performance for Class B shares prior to March 16, 2007 (commencement of operations) is the performance of Class C shares (formerly the Predecessor Fund’s Primary Class) which has not been restated to reflect any differences in expenses.
Excluding sales charges, Class B shares returned 2.46% and Class C shares returned 2.47% over the six months ended March 31, 2007. Excluding sales charges, Class B shares returned 5.72% and Class C shares returned 5.72% over the 12 months ended March 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 121 funds for the six-month period and among the 116 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Total Annual Operating Expenses
As of the Fund’s most current prospectus dated April 16, 2007, the gross total annual operating expenses for Class A, Class B and Class C shares were 1.57%, 2.41%, and 2.06%, respectively. Management has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.50% for Class A shares and 2.25% for Class B shares until March 1, 2009.

2         Legg Mason Partners Financial Services Fund 2007 Annual Report

Q. What were the most significant factors affecting Fund performance?

Merger activity was the most significant factor affecting the Fund. The Fund experienced twelve takeovers of companies in which it had invested during the last year.

What were the leading contributors to performance?

A. Despite the banking sub-sector being one of the worst performing financial services groups, we were able to overcome that with individual stock selection, especially in the mid- to small-capitalization names. In particular, Commercial Bankshares Inc., Wainwright Bank & Trust Co. and Northrim BanCorp Inc. performed well over the reporting period.

What were the leading detractors from performance?

A. At the asset allocation level, the concentration of regional bank companies detracted from performance. At the individual stock level, CheckFree Corp., CRM Holdings Ltd., and SLM Corp. negatively impacted performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund acquired the assets and liabilities of Legg Mason Financial Services Fund in a reorganization on March 16, 2007. On this same date, Barrett Associates, Inc. became the subadviser of the Fund.

Thank you for your investment in the Legg Mason Partners Financial Services Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Amy LaGuardia, CFA

Barrett Associates, Inc.

April 16, 2007

Legg Mason Partners Financial Services Fund 2007 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2007 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: State Street Bank & Trust Co. Repurchase Agreement 24.6%, Bank of America Corp. 2.9%, JPMorgan Chase & Co. 2.3%, Assurant Inc. 2.0%, Philadelphia Consolidated Holding Corp. 2.0%, American Financial Group Inc. 1.9%, Hanover Insurance Group Inc. 1.9%, Ameriprise Financial Inc. 1.9%, Glacier Bancorp Inc. 1.8%, CheckFree Corp. 1.8% Please refer to pages 11 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2007 were: Commercial Banks 33.2%, Insurance 28.6%, Diversified Financial Services 7.0%, Capital Markets 4.6%, Exchange Traded 3.9%.

RISKS: In addition to normal risks associated with equity investing, narrowly focused investments typically exhibit higher volatility. The financial services sector may be subject to greater governmental regulation, competitive pressures and rapid technological change and obsolescence, which may have a materially adverse effect on the sector. Additionally, the Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The securities of small- and mid-sized companies tend to be more volatile than those of larger companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iii	The S&P Financial Index is a capitalization-weighted index representing nine financial groups and 53 financial companies, calculated monthly with dividends reinvested at month end.

iv	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]	The Goldman Sachs Financial Index is an unmanaged market-value weighted index comprised of companies in the banking services, brokerage, asset management, insurance and real estate industries.

4         Legg Mason Partners Financial Services Fund 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Financial Services Fund 2007 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2006 and held for the six months ended March 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	2.80%	$1,000.00	$1,028.00	1.50%	$7.58

Class B(4)	0.88	1,000.00	1,008.80	2.25	0.93

Class C	2.47	1,000.00	1,023.90	2.25	11.35

(1)	For the six months ended March 31, 2007, unless otherwise noted.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	For the period March 16, 2007 (commencement of operations) to March 31, 2007.

Inception date for Class A and C shares is November 16, 1998, which is the inception date of Legg Mason Financial Services Fund (the “Predecessor Fund”). The Fund acquired the assets and liabilities of the Predecessor Fund in a reorganization on March 16, 2007. The Predecessor Fund’s performance and financial history have been adopted by the Fund and will be used going forward. As a result, the performance for Class A shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Financial Intermediary Class and the performance for Class C shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Primary Class, both of which have not been restated to reflect any differences in expenses.

Performance for Class B shares prior to March 16, 2007 (commencement of operations) is the performance of Class C shares (formerly the Predecessor Fund’s Primary Class), which has not been restated to reflect any differences in expenses.

6         Legg Mason Partners Financial Services Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,017.45	1.50%	$7.54

Class B	5.00	1,000.00	1,001.13	2.25	0.93	(3)

Class C	5.00	1,000.00	1,013.71	2.25	11.30

(1)	For the six months ended March 31, 2007, unless otherwise noted.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(3)	For the period March 16, 2007 (commencement of operations) to March 31, 2007.

Inception date for Class A and C shares is November 16, 1998, which is the inception date of Legg Mason Financial Services Fund (the “Predecessor Fund”). The Fund acquired the assets and liabilities of the Predecessor Fund in a reorganization on March 16, 2007. The Predecessor Fund’s performance and financial history have been adopted by the Fund and will be used going forward. As a result, the performance for Class A shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Financial Intermediary Class and the performance for Class C shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Primary Class, both of which have not been restated to reflect any differences in expenses.

Performance for Class B shares prior to March 16, 2007 (commencement of operations) is the performance of Class C shares (formerly the Predecessor Fund’s Primary Class), which has not been restated to reflect any differences in expenses.

Legg Mason Partners Financial Services Fund 2007 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 3/31/07	6.42%	5.72%	5.72%

Five Years Ended 3/31/07	11.53	10.71	10.71

Inception* through 3/31/07	9.97	9.15	9.15

	With Sales Charges(3)
	Class A(4)	Class B	Class C
Twelve Months Ended 3/31/07	0.30%	1.24%	4.82%

Five Years Ended 3/31/07	10.22	10.58	10.71

Inception* through 3/31/07	9.20	9.15	9.15

Cumulative Total Return(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 3/31/07)	121.60%

Class B (Inception* through 3/31/07)	108.10

Class C (Inception* through 3/31/07)	108.10

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC charge is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from the purchase payment.

(4)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006 (See Note 2).

*	Inception date for Class A and C shares is November 16, 1998, which is the inception date of the Legg Mason Financial Services Fund (the “Predecessor Fund”). Inception date for Class B shares is March 16, 2007.
Inception date for Class A and C shares is November 16, 1998, which is the inception date of Legg Mason Financial Services Fund (the “Predecessor Fund”). The Fund acquired the assets and liabilities of the Predecessor Fund in a reorganization on March 16, 2007. The Predecessor Fund’s performance and financial history have been adopted by the Fund and will be used going forward. As a result, the performance for Class A shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Financial Intermediary Class and the performance for Class C shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Primary Class, both of which have not been restated to reflect any differences in expenses.

Performance for Class B shares prior to March 16, 2007 (commencement of operations) is the performance of Class C shares (formerly the Predecessor Fund’s Primary Class), which has not been restated to reflect any differences in expenses.

8         Legg Mason Partners Financial Services Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the Legg Mason Partners Financial Services Fund vs. S&P 500 Index, S&P Financial Index and Russell 3000 Index† (November 1998 — March 2007)

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on November 16, 1998, assuming deduction of the maximum 5.75% sales charge at the time of investment for Class A shares, and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and C shares, respectively. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2007. The S&P Financial Index is a capitalization-weighted index representing nine financial groups and 53 financial companies, calculated monthly with dividends reinvested at month end. The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

*	Benchmark return beginning November 30, 1998.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Inception date for Class A and C shares is November 16, 1998, which is the inception date of Legg Mason Financial Services Fund (the “Predecessor Fund”). The Fund acquired the assets and liabilities of the Predecessor Fund in a reorganization on March 16, 2007. The Predecessor Fund’s performance and financial history have been adopted by the Fund and will be used going forward. As a result, the performance for Class A shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Financial Intermediary Class and the performance for Class C shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Primary Class, both of which have not been restated to reflect any differences in expenses.

**	Performance for Class B shares prior to March 16, 2007 (commencement of operations) is the performance of Class C shares (formerly the Predecessor Fund’s Primary Class), which has not been restated to reflect any differences in expenses.

Legg Mason Partners Financial Services Fund 2007 Annual Report         9

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class A, B and C Shares of the Legg Mason Partners Financial Services Fund vs. Goldman Sachs Financial Index, S&P 500 Index, S&P Financial Index and Russell 3000 Index† (January 2000 — March 2007) (Supplemental Information)

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on January 31, 2000, assuming deduction of the maximum 5.75% sales charge at the time of investment for Class A shares, and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and C shares, respectively. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2007. The Goldman Sachs Financial Index is comprised of companies in the banking services, brokerage, asset management, insurance and real estate industries. The S&P Financial Index is a capitalization-weighted index representing nine financial groups and 53 financial companies, calculated monthly with dividends reinvested at month end. The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006 (See Note 2).

*	Benchmark return available as of January 31, 2000.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Inception date for Class A and C shares is November 16, 1998, which is the inception date of Legg Mason Financial Services Fund (the “Predecessor Fund”). The Fund acquired the assets and liabilities of the Predecessor Fund in a reorganization on March 16, 2007. The Predecessor Fund’s performance and financial history have been adopted by the Fund and will be used going forward. As a result, the performance for Class A shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Financial Intermediary Class and the performance for Class C shares prior to March 16, 2007 is the performance of the Predecessor Fund’s Primary Class, both of which have not been restated to reflect any differences in expenses.

**	Performance for Class B shares prior to March 16, 2007 (commencement of operations) is the performance of Class C shares (formerly the Predecessor Find’s Primary Class), which has not been restated to reflect any differences in expenses.

10         Legg Mason Partners Financial Services Fund 2007 Annual Report

Schedule of Investments (March 31, 2007)

LEGG MASON PARTNERS FINANCIAL SERVICES FUND

Shares	Security	Value

COMMON STOCKS — 87.0%
Capital Markets — 4.6%
12,200	A.G. Edwards Inc.	$843,996
40,000	Ameriprise Financial Inc.	2,285,600
1,000	KBW Inc.*	34,760
15,590	Raymond James Financial Inc.	463,958
140,000	TD Ameritrade Holding Corp.*	2,083,200

	Total Capital Markets	5,711,514

Commercial Banks — 33.2%
64,300	AmericanWest Bancorporation	1,385,022
9,000	Bank of Nova Scotia	415,204
67,860	Barclays PLC	963,349
25,876	Beach Business Bank*	390,728
5,250	BNP Paribas SA	549,020
56,250	Cascade Bancorp	1,459,125
62,500	Cascade Financial Corp.	1,088,125
31,500	Commerce Bancshares Inc.	1,521,765
20,000	Commercial Bankshares Inc.	977,600
28,300	Cullen/Frost Bankers Inc.	1,480,939
53,500	Epic Bancorp	821,760
20,001	First Financial Bankshares Inc.	836,442
36,015	First Keystone Corp.	648,270
25,000	First Regional Bancorp*	742,500
25,000	First Security Group Inc.	284,500
50,000	First State Bancorporation	1,127,500
56,100	Gateway Financial Holdings Inc.	815,694
93,750	Glacier Bancorp Inc.	2,253,750
40,000	Greater Bay Bancorp	1,075,600
22,200	Huntington Bancshares Inc.	485,070
39,000	IBERIABANK Corp.	2,170,740
2,100	Leesport Financial Corp.	45,402
17,880	Marshall & Ilsley Corp.	828,023
42,000	Northrim BanCorp Inc.	1,241,100
5,200	Pacific Continental Corp.	97,396
15,690	PNC Financial Services Group Inc.	1,129,209
23,200	Royal Bank of Canada	1,157,032
38,220	Royal Bank of Scotland Group PLC	1,493,025
66,400	Somerset Hills Bancorp	952,176
20,000	SunTrust Banks Inc.	1,660,800
31,500	Sussex Bancorp	480,375
80,000	TCF Financial Corp.	2,108,800
24,500	TD Banknorth Inc.	787,920
6,615	The Bank Holdings Inc.*	120,922
4,800	Toronto-Dominion Bank	289,012
50,000	U.S. Bancorp	1,748,500
15,620	Wachovia Corp.	859,881

See Notes to Financial Statements.

Legg Mason Partners Financial Services Fund 2007 Annual Report         11

Schedule of Investments (March 31, 2007) (continued)

Shares	Security	Value

Commercial Banks — 33.2% (continued)
84,000	Wainwright Bank & Trust Co.	$1,073,520
60,000	Wells Fargo & Co.	2,065,800
15,666	Zions Bancorporation	1,324,090

	Total Commercial Banks	40,955,686

Consumer Finance — 3.2%
25,844	Capital One Financial Corp.	1,950,188
50,000	SLM Corp.	2,045,000

	Total Consumer Finance	3,995,188

Diversified Financial Services — 7.0%
71,074	Bank of America Corp.	3,626,195
22,500	Financial Federal Corp.	592,200
150,000	Highbury Financial Inc.*	1,216,500
59,623	JPMorgan Chase & Co.	2,884,561
5,900	Principal Financial Group Inc.	353,233

	Total Diversified Financial Services	8,672,689

Exchange Traded — 3.9%
20,000	KBW Bank ETF	1,136,000
20,000	KBW Capital Markets ETF	1,322,400
20,000	KBW Insurance ETF	1,130,300
25,000	KBW Regional Banking ETF	1,203,000

	Total Exchange Traded	4,791,700

Insurance — 28.6%
70,000	American Financial Group Inc.	2,382,800
24,550	American International Group Inc.	1,650,251
70,000	American Safety Insurance Holdings Ltd.*	1,334,200
8,900	Arch Capital Group Ltd.*	607,069
46,900	Assurant Inc.	2,515,247
52,000	Brown & Brown Inc.	1,406,600
18,320	Chubb Corp.	946,594
100,000	CRM Holdings Ltd.*	870,000
50,000	Hanover Insurance Group Inc.	2,306,000
70,000	HCC Insurance Holdings Inc.	2,156,000
30,000	Hilb Rogal & Hobbs Co.	1,471,500
28,600	Lincoln National Corp.	1,938,794
50,000	Max Re Capital Ltd.	1,274,000
35,000	MetLife Inc.	2,210,250
68,750	Old Republic International Corp.	1,520,750
56,200	Philadelphia Consolidated Holding Corp.*	2,472,238
29,200	Prudential PLC	412,515
25,000	RenaissanceRe Holdings Ltd.	1,253,500
32,000	RLI Corp.	1,757,760
25,000	StanCorp Financial Group Inc.	1,229,250
40,000	The Travelers Cos. Inc.	2,070,800
45,000	W.R. Berkley Corp.	1,490,400

	Total Insurance	35,276,518

See Notes to Financial Statements.

12         Legg Mason Partners Financial Services Fund 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Shares	Security	Value
Internet Software & Services — 0.8%
90,000	Online Resources Corp.*	$1,032,300

IT Services — 3.8%
60,000	CheckFree Corp.*	2,225,400
40,000	Electronic Clearing House Inc.*	464,400
37,000	Fiserv Inc.*	1,963,220

	Total IT Services	4,653,020

Thrifts & Mortgage Finance — 1.6%
15,100	Citizens First Bancorp Inc.	343,978
101,340	Riverview Bancorp Inc.	1,615,360

	Total Thrifts & Mortgage Finance	1,959,338

Trading Companies & Distributors — 0.3%
14,700	United Rentals Inc.*	404,250

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $86,901,131)	107,452,203

Face Amount
SHORT-TERM INVESTMENT — 24.6%
Repurchase Agreement — 24.6%
$30,366,000	State Street Bank & Trust Co., dated 3/30/07, 4.670% due 4/2/07; Proceeds at maturity — $30,377,817; (Fully collateralized by U.S. Treasury Bond, 7.125% due 2/15/23; Market value — $30,978,826) (Cost — $30,366,000)	30,366,000

	TOTAL INVESTMENTS — 111.6% (Cost — $117,267,131#)	137,818,203
	Liabilities in Excess of Other Assets — (11.6)%	(14,298,409)

	TOTAL NET ASSETS — 100.0%	$123,519,794

*	Non-income producing security

#	Aggregate cost for federal income tax purposes is $117,273,314.

See Notes to Financial Statements.

Legg Mason Partners Financial Services Fund 2007 Annual Report         13

Statement of Assets and Liabilities (March 31, 2007)

ASSETS:
Investments, at value (Cost — $117,267,131)	$137,818,203
Cash	885
Dividends and interest receivable	256,316
Receivable for Fund shares sold	36,299
Prepaid expenses	28,876

Total Assets	138,140,579

LIABILITIES:
Payable for securities purchased	14,308,323
Distribution fees payable	56,485
Payable for Fund shares repurchased	62,720
Investment management fee payable	38,717
Directors’ fees payable	10,972
Deferred compensation payable	670
Accrued expenses	142,898

Total Liabilities	14,620,785

Total Net Assets	$123,519,794

NET ASSETS:
Par value (Note 6)	$8,870
Paid-in capital in excess of par value	102,672,017
Undistributed net investment income	36,287
Accumulated net realized gain on investments and foreign currency transactions	248,714
Net unrealized appreciation on investments and foreign currencies	20,553,906

Total Net Assets	$123,519,794

Shares Outstanding (Note 7):
Class A	2,288,413

Class B	1,749,438

Class C	4,832,150

Net Asset Value (Note 7):
Class A	$14.29

Class B(1)	$13.78

Class C(1)	$13.81

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.75%) (Note 2)	$15.16

(1)	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14         Legg Mason Partners Financial Services Fund 2007 Annual Report

Statement of Operations (For the year ended March 31, 2007)

INVESTMENT INCOME:
Dividends	$1,141,942
Interest	361,776
Less: Foreign taxes withheld	(1,377)

Total Investment Income	1,502,341

EXPENSES:
Investment management fee (Note 2)	680,640
Distribution fees (Notes 2 and 4)	612,637
Shareholder reports (Note 4)	45,144
Transfer agent fees (Note 4)	42,591
Custody fees	37,784
Registration fees	37,542
Legal fees	33,182
Directors’ fees (Note 12)	29,483
Audit and tax	21,923
Insurance	21,150
Miscellaneous expenses	12,176

Total Expenses	1,574,252
Less: Fee waivers and/or expense reimbursements (Note 2)	(99,712)

Net Expenses	1,474,540

Net Investment Income	27,801

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	7,475,352
Foreign currency transactions	(15,988)

Net Realized Gain	7,459,364

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(3,215,343)
Foreign currencies	2,834

Change in Net Unrealized Appreciation/Depreciation	(3,212,509)

Net Gain on Investments and Foreign Currency Transactions	4,246,855

Increase in Net Assets From Operations	$4,274,656

See Notes to Financial Statements.

Legg Mason Partners Financial Services Fund 2007 Annual Report         15

Statements of Changes in Net Assets (For the years ended March 31,)†

	2007	2006
OPERATIONS:
Net investment income (loss)	$27,801	$(104,302)
Net realized gain	7,459,364	8,886,855
Change in net unrealized appreciation/depreciation	(3,212,509)	2,105,693

Increase in Net Assets From Operations	4,274,656	10,888,246

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net realized gains	(10,597,626)	(6,176,008)

Decrease in Net Assets From Distributions to Shareholders	(10,597,626)	(6,176,008)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	5,165,542	4,578,263
Reinvestment of distributions	9,465,873	5,406,191
Cost of shares repurchased	(13,649,822)	(12,918,841)
Net assets of shares issued in connection with reorganization (Note 7)	59,798,958	—

Increase (Decrease) in Net Assets From Fund Share Transactions	60,780,551	(2,934,387)

Increase in Net Assets	54,457,581	1,777,851
NET ASSETS:
Beginning of year	69,062,213	67,284,362

End of year*	$123,519,794	$69,062,213

* Includes undistributed net investment income and accumulated net investment loss, respectively, of:	$36,287	$(17,222)

†	See Note 7.

See Notes to Financial Statements.

16         Legg Mason Partners Financial Services Fund 2007 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended March 31:

Class A Shares(1)	2007(2)	2006	2005	2004		2003
Net Asset Value, Beginning of Year	$15.66	$14.46	$15.38	$11.06		$12.27

Income (Loss) From Operations:
Net investment income (loss)	0.11	0.11	0.04	0.03		0.01
Net realized and unrealized gain (loss)	0.82	2.46	1.09	4.54		(1.22)

Total Income (Loss) From Operations	0.93	2.57	1.13	4.57		(1.21)

Less Distributions From:
Net realized gains	(2.30)	(1.37)	(2.05)	(0.25)		—

Total Distributions	(2.30)	(1.37)	(2.05)	(0.25)		—

Net Asset Value, End of Year	$14.29	$15.66	$14.46	$15.38		$11.06

Total Return(3)	6.42%	18.16%	7.65%	41.37	%(4)	(9.81	)%(4)

Net Assets, End of Year (000s)	$32,704	$10,203	$11,145	$11,793		$9,154

Ratios to Average Net Assets:
Gross expenses	1.62%	1.58%	1.59%	1.55%		1.65%
Net expenses(5)	1.50 (6)	1.50	1.50	1.50		1.50
Net investment income	0.72	0.47	0.24	0.17		0.12

Portfolio Turnover Rate	53%	25%	28%	30%		38%

(1)	Per share data for all periods presented has been adjusted to reflect shares issued in connection with the reorganization (Note 7).

(2)	Per share amounts have been calculated using the average shares method.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Excludes sales charges applicable to Class A shares. Sales charges were eliminated beginning July 31, 2004.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage taxes and extraordinary expenses) to limit total annual operating expenses to 1.50% of average net assets for Class A until March 1, 2009.

See Notes to Financial Statements.

Legg Mason Partners Financial Services Fund 2007 Annual Report         17

Financial Highlights (continued)

For a share of each class of capital stock outstanding for year ended March 31, unless otherwise noted:

Class B Shares	2007(1)(2)
Net Asset Value, Beginning of Year	$13.66

Income From Operations:
Net investment income	0.00 (3)
Net realized and unrealized gain	0.12

Total Income From Operations	0.12

Net Asset Value, End of Year	$13.78

Total Return(4)	0.88%

Net Assets, End of Year (000s)	$24,102

Ratios to Average Net Assets:
Gross expenses(5)	2.62%
Net expenses(5)(6)(7)	2.25
Net investment income(5)	0.86

Portfolio Turnover Rate	53%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period March 16, 2007 (inception date) to March 31, 2007.

(3)	Amount represents less than $0.01 per share

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)	Annualized.

(6)	Reflects fee waivers and/or expense reimbursements.
(7)

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 2.25% of average net assets for Class B until March 1, 2009.

See Notes to Financial Statements.

18         Legg Mason Partners Financial Services Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended March 31:

Class C Shares(1)	2007(2)	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$15.43	$14.45	$15.58	$11.30	$12.62

Income (Loss) From Operations:
Net investment income (loss)	(0.01)	(0.04)	(0.07)	(0.08)	(0.08)
Net realized and unrealized gain (loss)	0.82	2.46	1.11	4.62	(1.24)

Total Income (Loss) From Operations	0.81	2.42	1.04	4.54	(1.32)

Less Distributions From:
Net realized gains	(2.43)	(1.44)	(2.17)	(0.26)	—

Total Distributions	(2.43)	(1.44)	(2.17)	(0.26)	—

Net Asset Value, End of Year	$13.81	$15.43	$14.45	$15.58	$11.30

Total Return(3)	5.72%	17.22%	6.89%	40.27%	(10.47)%

Net Assets, End of Year (000s)	$66,714	$58,859	$56,139	$57,398	$40,367

Ratios to Average Net Assets:
Gross expenses	2.39%	2.36%	2.38%	2.35%	2.46%
Net expenses(4)	2.25	2.25	2.25	2.25	2.25
Net investment loss	(0.09)	(0.27)	(0.50)	(0.58)	(0.64)

Portfolio Turnover Rate	53%	25%	28%	30%	38%

(1)	Per share data for all periods presented has been adjusted to reflect shares issued in connection with the reorganization (Note 7).

(2)	Per share amounts have been calculated using the average shares method.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Financial Services Fund 2007 Annual Report         19

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Prior to April 13, 2007, Legg Mason Partners Financial Services Fund (the “Fund”) was a separate non-diversified investment fund of Legg Mason Partners Sector Series, Inc. (the “Company”). The Company, a Maryland corporation, was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective as of close of business, April 13, 2007, the Fund is a separate non-diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the 1940 Act as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Concentration Risk. The Fund normally invests at least 80% of its net assets in equity securities of issuers in the financial services industry. As a result of this concentration policy, an investment in the Fund may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated

20         Legg Mason Partners Financial Services Fund 2007 Annual Report

Notes to Financial Statements (continued)

into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Legg Mason Partners Financial Services Fund 2007 Annual Report         21

Notes to Financial Statements (continued)

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$(35,808)	$291,499	$(255,691)
(b)	61,516	(61,516)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items related to the transfer of net assets discussed in Note 7.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of distributions from real estate investment trusts.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the Fund’s investment advisor and Barrett Associates, Inc. (“Barrett”) serves as the Fund’s subadviser. LMPFA and Barrett are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). The Fund pays LMPFA an investment management fee calculated daily and paid monthly at an annual rate of 0.80% of its average daily net assets. For its services, LMPFA pays Barrett 70% of the net management fee it receives from the Fund.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at an annual rate of 0.80% of the Fund’s average daily net assets.

Effective August 1, 2006, LMPFA became the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) became the Fund’s subadviser. For its services, LMPFA paid Batterymarch 70% of the net management fee it received from the Fund. Batterymarch is also a wholly-owned subsidiary of Legg Mason. Barrett became the Fund’s subadviser effective March 16, 2007.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments.

During the year ended March 31, 2007, the Fund’s Class A, B and C shares had voluntary expense limitations in place of 1.50%, 2.25% and 2.25%, respectively. Effective March 16, 2007, LMPFA has agreed contractually to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.50% for Class A shares and 2.25% for Class B shares until March 1, 2009.

Prior to the reorganization on March 16, 2007, Legg Mason Financial Services Fund (the “Predecessor Fund”) had a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”) for management and administrative services. Under the investment man -

22         Legg Mason Partners Financial Services Fund 2007 Annual Report

Notes to Financial Statements (continued)

agement agreement, the Predecessor Fund paid a management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100 million	1.000%
Next $900 million	0.750
Over $1 billion	0.650

Barrett served as investment adviser to the Predecessor Fund. LMFA paid Barrett 60% of the fee it received from the Predecessor Fund.

Prior to the reorganization LMFA and LMPFA waived a portion of their fees in the amounts of $92,226 and $42,440, respectively. Post reorganization, LMPFA waived a portion of its fees in the amount of $7,486.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”) serve as distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. There were no initial sales charges or CDSCs charged to the Predecessor Fund prior to March 16, 2007.

For the year ended March 31, 2007, LMIS and its affiliates received sales charges of approximately $200 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$3,000	$100

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the Directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general

Legg Mason Partners Financial Services Fund 2007 Annual Report         23

Notes to Financial Statements (continued)

obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Directors voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred. As of March 31, 2007, the Fund had accrued $670 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$34,716,316

Sales	57,197,785

At March 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,668,964
Gross unrealized depreciation	(1,124,075)

Net unrealized appreciation	$20,544,889

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$25,629	$3,832	$4,748
Class B	8,634	2,470	494
Class C	578,374	36,289	39,902

Total	$612,637	$42,591	$45,144

5.	Distributions to Shareholders by Class

	Year Ended March 31, 2007	Year Ended March 31, 2006
Net Realized Gains
Class A	$1,403,781	$940,873
Class C	9,193,845	5,235,135

Total	$10,597,626	$6,176,008

24         Legg Mason Partners Financial Services Fund 2007 Annual Report

Notes to Financial Statements (continued)

6.	Capital Shares

At March 31, 2007, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended March 31, 2007		Year Ended March 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	40,133	$591,915	24,834	$369,693
Shares issued on reinvestment	34,705	499,691	20,830	312,681
Shares repurchased	(113,560)	(1,697,527)	(164,558)	(2,490,132)
Shares issued with reorganization	1,675,322	23,734,197	—	—

Net Increase (Decrease)	1,636,600	$23,128,276	(118,894)	$(1,807,758)

Class B†
Shares sold	8,026	$110,659	—	—
Shares repurchased	(16,571)	(228,393)	—	—
Shares issued with reorganization	1,757,983	24,015,193	—	—

Net Increase	1,749,438	$23,897,459	—	—

Class C
Shares sold	298,605	$4,462,968	279,798	$4,208,570
Shares issued on reinvestment	631,752	8,966,182	343,020	5,093,510
Shares repurchased	(792,890)	(11,723,902)	(694,934)	(10,428,709)
Shares issued with reorganization	880,179	12,049,568	—	—

Net Increase (Decrease)	1,017,646	$13,754,816	(72,116)	$(1,126,629)

†	For the period March 16, 2007 (commencement of operations) to March 31, 2007.

7.	Transfer of Net Assets

On March 16, 2007, the Fund acquired the assets and liabilities of the Legg Mason Financial Services Fund, a series of the Legg Mason Investors Trust, Inc., (the “Predecessor Fund”) pursuant to a plan of reorganization approved by Legg Mason Financial Services Fund shareholders on January 19, 2007. The reorganization was accomplished through a tax-free exchange of shares of the Fund for all of the shares of the Predecessor Fund outstanding on March 16, 2007. Net asset information on the date of the reorganization is as follows:

	Predecessor Fund	Fund		Total Immediately After Reorganization
Total Net Assets	$64,036,574	$59,798,958	*	$123,835,532

*	Total net assets of the Fund included unrealized appreciation of $1,604,160 prior to the acquisition.

Based on several factors, the financial and performance history of the Predecessor Fund is deemed to be that of the combined, surviving fund. Accordingly, the information pre -

Legg Mason Partners Financial Services Fund 2007 Annual Report         25

Notes to Financial Statements (continued)

sented in these financial statements and notes for periods prior to the reorganization is that of the Predecessor Fund.

As part of the reorganization, for each share they held, shareholders of Primary and Financial Intermediary classes of the Predecessor Fund received 0.991118 and 1.046827 shares of the Fund’s Class A and Class C shares, respectively. As a result of the reorganization, 4,246,430 shares were issued by the Fund.

8.	Income Tax Information and Distributions to Shareholders

As a result of the transfer of net assets discussed in Note 7, the information provided refers to the distributions from the Fund. In connection with the merger, the Predecessor Fund’s earnings and profits on a tax-basis were distributed to the Legg Mason Financial Services Fund shareholders. Accordingly, the tax-basis information post reorganization is that of the Fund. The tax character of distributions paid was as follows:

	November 1, 2006 to March 31, 2007	November 1, 2005 to October 31, 2006
Distributions paid from:
Ordinary Income	$5,024,328	$394,927
Net Long-term Capital Gains	9,132,416	4,143,525

Total Distributions Paid	$14,156,744	$4,538,452

As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$167,509
Undistributed long-term capital gains — net	126,167

Total undistributed earnings	$293,676
Other book/tax temporary differences(a)	(2,492)
Unrealized appreciation/(depreciation)(b)	20,547,723

Total accumulated earnings/(losses) — net	$20,838,907

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and tax cost basis of investments in real estate investment trusts.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when

26         Legg Mason Partners Financial Services Fund 2007 Annual Report

Notes to Financial Statements (continued)

proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Financial Services Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

10.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

*   *   *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with

28         Legg Mason Partners Financial Services Fund 2007 Annual Report

Notes to Financial Statements (continued)

prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

12.	Special Shareholder Meeting and Reorganization

The Board and the shareholders of Legg Mason Financial Services Fund (the “Acquired Fund”) and the Board of the Fund have approved at the November 2006 Shareholder Meeting, an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and the assumption of all the liabilities of the Acquired Fund, in exchange for shares of the Fund. The reorganization occurred on March 16, 2007.

Shareholders also approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason pays for a portion of the costs related to these initiatives. The portions of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs

Legg Mason Partners Financial Services Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable. See also “Additional Shareholder Information” at the end of this report.

13.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be April 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

14.	Change in Independent Registered Public Accounting Firm (unaudited)

The Fund’s Audit Committee has approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending March 31, 2007. A majority of the Fund’s Board of Trustees, including a majority of the independent Trustees, approved the appointment of KPMG LLP.

The reports of the previous auditor on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with the previous auditor during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the previous auditor, would have caused them to make reference thereto in their reports on the financial statements for such years.

30         Legg Mason Partners Financial Services Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Financial Services Fund, a series of Legg Mason Partners Equity Trust, as of March 31, 2007, and the related statement of operations, statement of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2006 and the financial highlights for each of the years in the four-year period then ended were audited by other independent registered public accountants whose report thereon, dated May 19, 2006, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Financial Services Fund as of March 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 25, 2007

Legg Mason Partners Financial Services Fund 2007 Annual Report         31

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Financial Services Fund (the “Fund”) are managed under the direction of the Board of Trustees of Legg Mason Partners Equity Trust (the “Trust”). Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1940	Trustee	Since 1994	Law Firm of Paul R. Ades, PLLC (from April 2000 to Present)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Trustee	Since 1981	Professor, Harvard Business School	50	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1934	Trustee	Since 1981	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

32         Legg Mason Partners Financial Services Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Trustee	Since 1998	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1942	Trustee	Since 1994	Chairman, Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Legg Mason Partners Financial Services Fund         33

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank, Maplewood (2006)

Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA*** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee of 139 Funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA since 2006); Chairman, President and Chief Executive Officer of certain mutual Funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	139	None

34         Legg Mason Partners Financial Services Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason or its predecessor; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason or its predecessors (from 2002 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

Legg Mason Partners Financial Services Fund         35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005)	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 2000); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.

***	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

36         Legg Mason Partners Financial Services Fund

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Election of Trustees, (2) Revise, Remove and Convert Fundamental Investment Policies and (3) Approve a New Sub-Advisory Agreement.

1. Election of Trustees

Nominees	Votes For	Authority Withheld	Abstentions
Paul R Ades	10,033,540.149	303,563.317	0.000
Andrew L. Breech	10,043,872.535	293,230.931	0.000
Dwight B. Crane	10,036,415.906	300,687.560	0.000
Robert M. Frayn, Jr.	10,028,561.085	308,542.381	0.000
Frank G. Hubbard	10,034,155.478	302,947.988	0.000
Howard J. Johnson	10,033,159.894	303,943.572	0.000
David E. Maryatt	10,035,814.522	301,288.944	0.000
Jerome H. Miller	10,042,654.137	294,449.329	0.000
Ken Miller	10,034,267.367	302,836.099	0.000
John J. Murphy	10,036,321.414	300,782.052	0.000
Thomas F. Schlafly	10,033,806.209	303,297.257	0.000
Jerry A. Viscione	10,036,896.878	300,206.588	0.000
R. Jay Gerken, CFA	10,027,199.509	309,903.957	0.000

2. Revise, Remove and Convert Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Revise:
Borrowing Money	1,710,725.806	54,627.843	35,119.801	93,352.000
Underwriting	1,717,314.674	46,631.696	36,527.080	93,352.000
Lending	1,713,659.203	49,566.271	37,247.976	93,352.000
Issuing Senior Securities	1,715,868.743	49,055.690	35,549.017	93,352.000
Real Estate	1,719,983.418	44,999.015	35,491.017	93,352.000
Commodities	1,713,411.915	51,859.076	35,202.459	93,352.000
Remove:
Purchase of Illiquid Securities	1,708,582.905	55,134.032	36,756.513	93,352.000
Convert:
Fundamental to Non-Fundamental	1,705,660.145	60,772.888	34,040.417	93,352.000

3. Approve a New Sub-Advisory Agreement

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,719,619.666	42,779.349	38,074.435	93,352.000

Legg Mason Partners Financial Services Fund         37

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2007:

Record Date:	12/07/2006	12/26/2006	3/14/2007
Payable Date:	12/08/2006	12/27/2006	3/15/2007

Ordinary Income:
Qualified Dividend Income for Individuals	60.17%	60.17%	11.65%

Dividends Qualifying for the Dividends Received Deduction for Corporations	36.17%	36.17%	7.49%

Long-Term Capital Gain Dividend	$1.861860	$—	$0.690476

Please retain this information for your records.

38         Legg Mason Partners Financial Services Fund

Legg Mason Partners Financial Services Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Barrett Associates, Inc.

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Financial Services Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC Member NASD, SIPC

FD02127 5/07	SR07-322

Legg Mason Partners Financial Services Fund

The Fund is a separate investment fund of the Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS FINANCIAL SERVICES FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Service at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Howard J. Johnson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as the “audit committee financial experts,” and has designated Jerry A. Viscione as the Audit Committee’s financial expert. Mr. Viscione is “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2006 and March 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $48,700 in 2006 and $17,000 in 2007.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $2,600 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULES OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 8, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: June 8, 2007